Revenue	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
Revenue

Note 3. Revenue

Disaggregation of Revenues

Revenue by Major Product Line

The Company’s product offerings primarily deliver a service to a customer satisfied over time, and not at a point in time. Revenue for the Company’s major product lines consists of the following (in thousands):

	Year Ended December 31,
	2025	2024	2023
Revenue by Product Line
Betting Technology, Content and Services	$471,531	$354,856	$274,235
Media Technology, Content and Services	144,463	105,313	91,605
Sports Technology and Services	53,495	50,725	47,137
Total	$669,489	$510,894	$412,977

Revenues by Major Customers

One customer accounted for 13% of revenue in the year ended December 31, 2025. One customer accounted for 13% of revenue in the year ended December 31, 2024. No customers accounted for more than 10% of revenue in the year ended December 31, 2023.

Revenue from Other Sources

For the years ended December 31, 2025, 2024 and 2023, revenue for the Sports Technology and Services product line includes an immaterial amount of revenue from other sources in relation to equipment rental income.

Remaining Performance Obligations

Revenue allocated to remaining performance obligations represents contracted revenue that has not yet been recognized, which includes unearned revenue and unbilled amounts that will be recognized as revenue in future periods and excludes constrained variable consideration. The Company has excluded contracts with an original expected term of one year or less and variable consideration allocated entirely to wholly unsatisfied promises that form part of a single performance obligation from the disclosure of remaining performance obligations.

Revenue allocated to remaining performance obligations was $515.7 million as of December 31, 2025. The Company expects to recognize approximately 56% in revenue within one year, and the remainder within the next 13–84 months.

During the years ended December 31, 2025, 2024 and 2023, the Company recognized revenue of $126.1 million, $102.3 million, and $80.9 million, respectively for variable consideration related to revenue share contracts for Betting Technology, Content and Services.

Contract Balances

The timing of revenue recognition may differ from the timing of invoicing to customers, and these timing differences result in receivables (see Note 6 – Accounts Receivable, Net), contract assets, or contract liabilities (deferred revenue) on the Company’s consolidated balance sheets. The Company records a contract asset when revenue is recognized prior to the right to invoice or deferred revenue when revenue is recognized subsequent to invoicing. Contract assets are transferred to receivables when the rights to invoice and receive payment become unconditional.

As of December 31, 2025, the Company had $57.4 million of contract assets and $97.1 million of contract liabilities, recognized as deferred revenue. As of December 31, 2024, the Company had $30.6 million of contract assets and $73.4 million of contract liabilities, recognized as deferred revenue. As of December 31, 2023, the Company had $38.8 million of contract assets and $44.3 million of contract liabilities, recognized as deferred revenue.

The $26.8 million increase in contract assets as compared to the balance of $30.6 million as of December 31, 2024 is primarily due to Betting Technology, Content and Services and Media Technology, Content and Services revenues. The $23.7 million increase in deferred revenue as compared to the balance of $73.4 million as of December 31, 2024 is primarily due to Betting Technology, Content and Services and Media Technology, Content and Services revenues.

The Company recognized revenue of $73.1 million, $43.8 million and $40.9 million in the years ended December 31, 2025, 2024 and 2023, respectively from the deferred revenue beginning balance in each period.